Exhibit 99.1

FOR FURTHER INFORMATION:	Dennis Barber, investors	(713) 497-3042
	Pat Hammond, media	(713) 497-7723

FOR IMMEDIATE RELEASE:	February 26, 2008
Reliant Energy Reports 2007 Results and Introduces Outlook for 2010
▪	Retail business delivers $504 million contribution margin

▪	Power plants on-track to deliver top quartile operating performance

▪	2010 free cash flow outlook exceeds $1 billion
HOUSTON — Reliant Energy, Inc. reported open EBITDA of $948 million for 2007, compared to $838 million for 2006. Improved open wholesale contribution margin was partially offset by lower retail contribution margin. Adjusted EBITDA, which includes the effect of historical and operational wholesale hedges and gains on sales of assets and emission allowances, was $882 million for 2007, compared to $621 million for 2006. The improvement was due to significant reduction in losses from historical and operational hedges and improvements in open wholesale contribution margin, partially offset by lower gains on sales of assets and emission allowances. Free cash flow provided by continuing operations was $241 million, compared to $311 million for 2006. Free cash flow provided by continuing operations in 2007 included higher capital expenditures to reduce sulfur dioxide emissions. Free cash flow provided by continuing operations for 2006 included $205 million in proceeds from the sale of emission allowances, compared to $7 million in 2007.
“2007 was a transitional year in which we shifted from a repositioning strategy to a distinctive, value creation strategy which capitalizes on our strong foundation,” said Mark Jacobs, president and chief executive officer. “Additionally, we strengthened the leadership team and made significant progress in the development of competitive markets. Our business segments delivered good performance and improved financial results, which positions us well for 2008 and beyond.”
Open EBITDA was $198 million for the fourth quarter of 2007, compared to $74 million for the fourth quarter of 2006 with improvements in both open wholesale contribution margin and retail contribution margin. Adjusted EBITDA, which includes the effect of historical and operational wholesale hedges and gains on sales of assets and emission allowances, was $193 million for the fourth quarter of 2007, compared to $33 million for the fourth quarter of 2006. In addition to improvements in contribution margin mentioned above, there was a reduction in losses from historical and operational hedges.
On a GAAP basis, income from continuing operations before income taxes for 2007 was $493 million, compared to a loss from continuing operations before income taxes of $449 million for 2006. 2007 GAAP results include net unrealized gains from energy derivatives of $445 million, a $22 million charge related to western states and similar settlements, and $73 million of expenses related to debt extinguishments. The reported numbers for 2006 include net losses from unrealized energy derivatives of $231 million, a $35 million charge for western states and similar settlements and a $37 million charge related to debt conversions. On a GAAP basis, operating cash flow from continuing operations was $755 million for 2007,

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compared to $1,330 million for the same period of 2006. Both periods had reductions in margin deposits, totaling $297 million in 2007 and $1,264 million in 2006. Interest expense, net declined to $315 million in 2007, compared to $394 million in 2006. The decline was primarily related to lower debt levels in 2007. Depreciation and amortization expense for 2007 increased by $51 million to $424 million, compared to 2006. The increase was primarily related to higher emission allowances amortization.
On a GAAP basis, income from continuing operations before income taxes was $313 million for the fourth quarter of 2007, compared to a loss from continuing operations before income taxes of $153 million for the same period of 2006. The fourth quarter 2007 income from continuing operations before income taxes includes net unrealized gains from energy derivatives of $277 million. The loss from continuing operations before income taxes for the fourth quarter of 2006 includes $49 million of net unrealized gains from energy derivatives and a $37 million charge related to debt conversions. Interest expense, net declined to $56 million in the fourth quarter of 2007, compared to $105 million for the same period of 2006. The decline was primarily related to lower debt levels and reduced amortization of deferred financing costs in 2007.
OUTLOOK
Reliant Energy’s outlook for open EBITDA is $1,239 million, $1,492 million and $1,598 million for the years ending December 31, 2008, 2009 and 2010, respectively. Adjusted EBITDA, which includes the impact of historical and operational wholesale hedges and gains on the sales of assets and emission allowances, net is $1,267 million, $1,432 million and $1,531 million for the same periods. The outlook for free cash flow provided by continuing operations is $519 million, $819 million and $1,094 million for the years ending December 31, 2008, 2009 and 2010, respectively.
This outlook is based on forward commodity prices as of December 21, 2007, assumptions and estimates by Reliant Energy, and excludes potential Smart Energy investments.
Open EBITDA
Outlook Reconciliation

($ millions)	2007A	2008E	2009E	2010E
Income from continuing operations before income taxes	$493	$786	$773	$907
Unrealized (gains) losses on energy derivatives	(445)	(188)	2	1
Western states and similar settlements	22	—	—	—
Debt extinguishments	73	1	—	—
Depreciation and amortization	424	456	479	463
Interest expense, net	315	212	178	160

Adjusted EBITDA	$882	$1,267	$1,432	$1,531
Historical and operational wholesale hedges	92	(28)	60	67
Gains on sales of assets and emission allowances, net	(26)	—	—	—

Open EBITDA	$948	$1,239	$1,492	$1,598

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Free Cash Flow from Continuing Operations
Outlook Reconciliation

($ millions)	2007A	2008E	2009E	2010E
Operating cash flow from continuing operations *	$755	$1,098	$1,237	$1,351
Western states and similar settlements payments	57	—	—	—
Change in margin deposits, net	(297)	(71)	(12)	(7)

Adjusted cash flow provided by continuing operations	$515	$1,027	$1,225	$1,344
Capital expenditures	(189)	(361)	(240)	(113)
Emission allowances activity, net	(85)	(147)	(166)	(137)

Free cash flow provided by continuing operations	$241	$519	$819	$1,094

*	Outlook assumes no changes in working capital.
NON-GAAP FINANCIAL MEASURES
This press release and the attached financial tables include the following non-GAAP financial measures:
Retail gross margin
Retail contribution margin
Open energy gross margin
Open wholesale gross margin
Open wholesale contribution margin
EBITDA
Adjusted EBITDA
Open EBITDA
Adjusted cash flow provided by continuing operations
Free cash flow provided by continuing operations
Gross debt
A reconciliation of these financial measures and the most directly comparable GAAP measures is included above or in the attached financial tables. Additional information regarding these measures, including a discussion of their usefulness and purpose, is included in the Form 8-K furnished along with this press release. Certain factors that could affect GAAP financial measures are not accessible on a forward-looking basis, but could be material to future reported earnings and cash flows.
WEBCAST OF EARNINGS CONFERENCE CALL
Reliant Energy has scheduled its fourth quarter 2007 earnings conference call for Tuesday February 26, 2008, at 9 a.m. CT. Interested parties may listen to a live audio broadcast of the conference call at www.reliant.com in the investors section. A replay of the call can be accessed approximately two hours after the completion of the call. A copy of the presentation accompanying the call is also available at this Website address.

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Reliant Energy, Inc. (NYSE: RRI) based in Houston, Texas, provides electricity and energy services to retail and wholesale customers in the United States. In Texas, the company provides service to more than 1.8 million retail electricity customers, including residential and small business customers and commercial, industrial, governmental and institutional customers. Reliant also serves commercial, industrial, governmental and institutional customers in the PJM (Pennsylvania, New Jersey and Maryland) market.
The company is one of the largest independent power producers in the nation with approximately 16,000 megawatts of power generation capacity across the United States. These strategically located generating assets utilize natural gas, fuel oil and coal. For more information, visit www.reliant.com.
This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that contain projections, estimates or assumptions about our revenues, income, capital structure and other financial items, and our plans and objectives for future operations or about our future economic performance, transactions and dispositions and financings and approvals related thereto. In many cases you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words. However, the absence of these words does not mean that the statements are not forward-looking.
Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including, but not limited to, legislative, regulatory and/or market developments, the outcome of pending lawsuits, governmental proceedings and investigations, the effects of competition, financial market conditions, access to capital, the timing and extent of changes in commodity prices and interest rates, weather conditions and other factors we discuss or refer to in the “Risk Factors” section of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission.
Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
###

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Consolidated Statements of Operations
(Thousands of Dollars, except per share amounts)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2007	2006	2007	2006
Revenues:
Revenues (including $20,665, $4,085, $31,592 and $191,405 unrealized gains) (including $87,278, $0, $127,083 and $0 from affiliates)	$2,653,016	$2,344,229	$11,208,724	$10,877,385

Expenses:
Cost of sales (including $255,585, $44,963, $413,028 and $(422,325) unrealized gains (losses)) (including $67,336, $0, $105,118 and $0 from affiliates)	1,898,670	1,961,979	8,656,827	9,435,892
Operation and maintenance	209,002	197,104	883,083	833,094
Selling, general and administrative	82,051	105,082	372,528	383,977
Western states and similar settlements	—	—	22,000	35,000
(Gains) losses on sales of assets and emission allowances, net	(7,203)	401	(25,699)	(159,386)
Depreciation and amortization	100,411	92,763	424,432	372,616

Total operating expense	2,282,931	2,357,329	10,333,171	10,901,193

Operating Income (Loss)	370,085	(13,100)	875,553	(23,808)

Other Income (Expense):
Income of equity investment, net	611	2,136	4,686	5,791
Debt extinguishments and conversions	(190)	(37,257)	(72,779)	(37,257)
Other, net	(2,080)	(463)	4	203
Interest expense	(65,919)	(115,421)	(349,199)	(427,867)
Interest income	10,360	11,533	34,833	34,317

Total other expense	(57,218)	(139,472)	(382,455)	(424,813)

Income (Loss) from Continuing Operations Before Income Taxes	312,867	(152,572)	493,098	(448,621)
Income tax expense (benefit)	94,087	(96,043)	135,115	(121,929)

Income (Loss) from Continuing Operations	218,780	(56,529)	357,983	(326,692)
Income (loss) from discontinued operations	8,186	2,823	7,124	(2,088)

Income (Loss) Before Cumulative Effect of Accounting Change	226,966	(53,706)	365,107	(328,780)
Cumulative effect of accounting change, net of tax	—	—	—	968

Net Income (Loss)	$226,966	$(53,706)	$365,107	$(327,812)

Basic Earnings (Loss) Per Share:
Income (loss) from continuing operations	$0.64	$(0.18)	$1.05	$(1.06)
Income (loss) from discontinued operations	0.02	0.01	0.02	(0.01)
Cumulative effect of accounting change, net of tax	—	—	—	—

Net income (loss)	$0.66	$(0.17)	$1.07	$(1.07)

Diluted Earnings (Loss) Per Share:
Income (loss) from continuing operations	$0.62	$(0.18)	$1.01	$(1.06)
Income (loss) from discontinued operations	0.02	0.01	0.03	(0.01)
Cumulative effect of accounting change, net of tax	—	—	—	—

Net income (loss)	$0.64	$(0.17)	$1.04	$(1.07)

Weighted Average Common Shares Outstanding (in thousands):
— Basic	344,540	310,381	342,467	307,705
— Diluted	354,163	310,381	352,791	307,705
Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2007.

Reliant Energy, Inc. and Subsidiaries
Results of Operations by Segment — Adjusted and Open
(Millions of Dollars)
(Unaudited)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2007	2006	Change	2007	2006	Change
Retail Energy:
Revenues	$1,870	$1,722	$148	$8,173	$8,197	$(24)
Cost of sales	1,476	1,497	(21)	6,783	7,500	(717)
Unrealized (gains) losses on energy derivatives	(190)	(81)	(109)	(438)	287	(725)

Retail gross margin (1)(2)	204	144	60	952	984	(32)

Operation and maintenance	59	57	2	245	234	11
Selling and marketing	30	32	(2)	124	124	—
Bad debt expense	11	19	(8)	79	89	(10)

Retail contribution margin	104	36	68	504	537	(33)

Unrealized gains (losses) on energy derivatives	190	81	109	438	(287)	725

Contribution margin, including unrealized gains/losses on energy derivatives (3)	294	117	177	942	250	692

Wholesale Energy:
Revenues	$832	$745	$87	$3,430	$3,250	$180
Cost of sales	472	588	(116)	2,268	2,507	(239)
Historical and operational wholesale hedges	12	41	(29)	92	376	(284)
Unrealized (gains) losses on energy derivatives	(87)	32	(119)	(7)	(56)	49

Open wholesale gross margin (1)	285	230	55	1,247	1,063	184

Operation and maintenance	150	141	9	639	599	40
Bad debt expense	1	—	1	(1)	(2)	1

Open wholesale contribution margin	134	89	45	609	466	143

Historical and operational wholesale hedges	(12)	(41)	29	(92)	(376)	284
Unrealized gains (losses) on energy derivatives	87	(32)	119	7	56	(49)

Contribution margin, including historical and operational wholesale hedges and unrealized gains/losses on energy derivatives (3)	209	16	193	524	146	378

Other Operations:
Revenues	$3	$1	$2	$13	$2	$11
Cost of sales	—	—	—	—	—	—
Operation and maintenance	1	1	—	6	1	5

Other operations contribution margin (3)	2	—	2	7	1	6

Eliminations:
Revenues	$(52)	$(124)	$72	$(407)	$(572)	$165
Cost of sales	(49)	(123)	74	(394)	(571)	177
Operation and maintenance	(2)	(1)	(1)	(7)	(1)	(6)

Total	(1)	—	(1)	(6)	—	(6)

Consolidated:
Retail contribution margin	104	36	68	504	537	(33)
Open wholesale contribution margin	134	89	45	609	466	143
Other operations contribution margin	2	—	2	7	1	6
Eliminations	(1)	—	(1)	(6)	—	(6)

Total	239	125	114	1,114	1,004	110

Other general and administrative	(40)	(53)	13	(171)	(172)	1
Income of equity investment, net	1	2	(1)	5	6	(1)
Other, net	(2)	—	(2)	—	—	—

Open EBITDA	198	74	124	948	838	110

Historical and operational wholesale hedges	(12)	(41)	29	(92)	(376)	284
Gains on sales of assets and emission allowances, net	7	—	7	26	159	(133)

Adjusted EBITDA	193	33	160	882	621	261

Unrealized gains (losses) on energy derivatives	277	49	228	445	(231)	676
Western states and similar settlements	—	—	—	(22)	(35)	13
Debt extinguishments and conversions	(1)	(37)	36	(73)	(37)	(36)

EBITDA	469	45	424	1,232	318	914

Depreciation and amortization	(100)	(93)	(7)	(424)	(373)	(51)
Interest expense	(66)	(116)	50	(349)	(428)	79
Interest income	10	11	(1)	34	34	—

Income (loss) from continuing operations before income taxes	$313	$(153)	$466	$493	$(449)	$942

(1)	Gross margin (revenues less cost of sales) excludes depreciation, amortization, labor and other product costs.

(2)	Previously titled “adjusted retail gross margin” or “retail energy gross margin, excluding unrealized gains/losses on energy derivatives.”

(3)	Segment profit and loss measure.
Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2007.

Reliant Energy, Inc. and Subsidiaries
Consolidated Balance Sheets
(Thousands of Dollars)

	December 31, 2007	December 31, 2006
ASSETS	(Unaudited)
Current Assets:
Cash and cash equivalents	$754,962	$463,909
Restricted cash	3,251	24,980
Accounts and notes receivable, principally customer, net of allowance of $36,724 and $33,332	1,082,746	1,043,637
Inventory	285,408	275,437
Derivative assets	214,207	489,726
Margin deposits	139,834	452,605
Accumulated deferred income taxes	114,559	279,479
Investment in and receivables from Channelview, net	83,253	—
Prepayments and other current assets	104,314	141,016
Current assets of discontinued operations	2,133	2,460

Total current assets	2,784,667	3,173,249

Property, plant and equipment, gross	6,852,170	7,192,437
Accumulated depreciation	(1,629,953)	(1,450,442)

Property, Plant and Equipment, net	5,222,217	5,741,995

Other Assets:
Goodwill, net	379,644	381,594
Other intangibles, net	405,338	423,745
Derivative assets	90,107	203,857
Accumulated deferred income taxes	70,410	87,858
Prepaid lease	270,133	264,328
Other	234,014	290,507

Total other assets	1,449,646	1,651,889

Total Assets	$9,456,530	$10,567,133

LIABILITIES AND EQUITY

Current Liabilities:
Current portion of long-term debt and short-term borrowings	$52,546	$355,264
Accounts payable, principally trade	687,046	664,630
Derivative liabilities	436,503	1,164,809
Margin deposits	250	16,490
Other	426,839	488,764
Current liabilities of discontinued operations	—	3,286

Total current liabilities	1,603,184	2,693,243

Other Liabilities:
Derivative liabilities	187,089	420,534
Other	278,641	324,145
Long-term liabilities of discontinued operations	3,542	—

Total other liabilities	469,272	744,679

Long-term Debt	2,902,346	3,177,691
Commitments and Contingencies
Temporary Equity Stock-based Compensation	4,694	1,647
Stockholders’ Equity:
Preferred stock; par value $0.001 per share (125,000,000 shares authorized; none outstanding)	—	—
Common stock; par value $0.001 per share (2,000,000,000 shares authorized; 344,579,508 and 337,623,392 issued)	106	99
Additional paid-in capital	6,215,512	6,174,665
Accumulated deficit	(1,635,526)	(2,026,316)
Accumulated other comprehensive loss	(103,058)	(198,575)

Total stockholders’ equity	4,477,034	3,949,873

Total Liabilities and Equity	$9,456,530	$10,567,133

Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2007.

Reliant Energy, Inc. and Subsidiaries
Consolidated Statements of Cash Flows
(Unaudited)

	Twelve Months Ended December 31,
	2007	2006
	(in thousands)
Cash Flows from Operating Activities:
Net income (loss)	$365,107	$(327,812)
(Income) loss from discontinued operations	(7,124)	2,088

Net income (loss) from continuing operations and cumulative effect of accounting change	357,983	(325,724)
Adjustments to Reconcile Net Income (Loss) to Net Cash Provided by Operating Activities:
Cumulative effect of accounting change	—	(968)
Depreciation and amortization	424,432	372,616
Deferred income taxes	118,631	(152,431)
Net changes in energy derivatives	(393,453)	316,742
Amortization of deferred financing costs	50,294	31,508
Gains on sales of assets and emission allowances, net	(25,699)	(159,386)
Western states and similar settlements	—	35,000
Debt extinguishments and conversions expenses	72,779	37,257
Income of equity investment, net	(4,686)	(5,791)
Other, net	12,703	12,590
Changes in other assets and liabilities:
Accounts and notes receivable, net	(25,731)	129,161
Change in notes, receivables and payables, with affiliates, net	(13,078)	—
Inventory	(21,863)	18,157
Margin deposits, net	296,531	1,264,332
Net derivative assets and liabilities	(31,088)	(30,313)
Western states and similar settlements payments	(35,000)	(159,885)
Accounts payable	46,194	(97,117)
Other current assets	12,306	17,284
Other assets	(17,953)	(35,373)
Taxes payable/receivable	(10,975)	1,302
Other current liabilities	(45,713)	64,046
Other liabilities	(11,597)	(2,963)

Net cash provided by continuing operations from operating activities	755,017	1,330,044
Net cash provided by (used in) discontinued operations from operating activities	6,726	(54,171)

Net cash provided by operating activities	761,743	1,275,873

Cash Flows from Investing Activities:
Capital expenditures	(188,856)	(96,793)
Proceeds from sales of assets, net	82,075	1,417
Proceeds from sales of emission allowances	6,815	205,510
Purchases of emission allowances	(91,923)	(22,575)
Restricted cash	6,674	1,926
Other, net	6,045	—

Net cash provided by (used in) continuing operations from investing activities	(179,170)	89,485
Net cash provided by discontinued operations from investing activities	520	967,566

Net cash provided by (used in) investing activities	(178,650)	1,057,051

Cash Flows from Financing Activities:
Payments of long-term debt	(1,535,887)	(865,870)
Proceeds from long-term debt	1,300,000	400,000
Increase (decrease) in short-term borrowings and revolving credit facilities, net	6,554	(825,554)
Payments of financing costs	(31,245)	(16,673)
Payments of debt extinguishments and conversions expenses	(72,779)	(36,157)
Proceeds from issuances of stock	41,317	24,842

Net cash used in continuing operations from financing activities	(292,040)	(1,319,412)
Net cash used in discontinued operations from financing activities	—	(638,000)

Net cash used in financing activities	(292,040)	(1,957,412)

Net Change in Cash and Cash Equivalents	291,053	375,512
Cash and Cash Equivalents at Beginning of Period	463,909	88,397

Cash and Cash Equivalents at End of Period	$754,962	$463,909

Free Cash Flow Reconciliation
(Unaudited)

	Twelve Months Ended December 31,
	2007	2006
	(in millions)

Operating cash flow from continuing operations	$755	$1,330
Western states and similar settlements payments	57	160
Change in margin deposits, net	(297)	(1,264)

Adjusted cash flow provided by continuing operations	515	226

Capital expenditures	(189)	(97)
Proceeds from sales of emission allowances	7	205
Purchases of emission allowances	(92)	(23)

Free cash flow provided by continuing operations	$241	$311

Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2007.

Reliant Energy, Inc. and Subsidiaries
Retail Energy Data
(Unaudited)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2007	2006	Change	2007	2006	Change
	(in millions)			(in millions)

Mass gross margin	$138	$166	$(28)	$719	$776	$(57)
Commercial and industrial gross margin	77	(10)	87	244	208	36
Market usage adjustments	(11)	(12)	1	(11)	—	(11)

Retail gross margin (1)	204	144	60	952	984	(32)

Operation and maintenance	(59)	(57)	(2)	(245)	(234)	(11)
Selling and marketing	(30)	(32)	2	(124)	(124)	—
Bad debt expense	(11)	(19)	8	(79)	(89)	10

Retail contribution margin	104	36	68	504	537	(33)
Unrealized gains (losses) on energy derivatives	190	81	109	438	(287)	725

Total retail energy contribution margin, including unrealized gains/losses on energy derivatives (2)	$294	$117	$177	$942	$250	$692

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2007	2006	2007	2006
	(gigawatt hours)		(gigawatt hours)
Electricity Sales to End-Use Retail Customers:
Mass:
Residential:
Houston	2,679	2,949	13,516	15,447
Non-Houston	1,761	1,709	8,361	7,955
Small Business:
Houston	638	723	3,035	3,587
Non-Houston	317	315	1,433	1,375

Total Mass	5,395	5,696	26,345	28,364
Commercial and Industrial:
ERCOT (3)	9,438	8,013	36,926	33,393
Non-ERCOT	1,207	1,076	4,680	5,572

Total Commercial and Industrial	10,645	9,089	41,606	38,965

Market usage adjustments	(179)	(185)	(67)	8

Total	15,861	14,600	67,884	67,337

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2007	2006	2007	2006
	(in thousands, metered locations)		(in thousands, metered locations)
Weighted Average Retail Customer Count:
Mass:
Residential:
Houston	1,027	1,107	1,056	1,164
Non-Houston	560	539	563	504
Small Business:
Houston	110	126	116	132
Non-Houston	37	31	36	29

Total Mass	1,734	1,803	1,771	1,829
Commercial and Industrial:
ERCOT (3)	90	75	87	74
Non-ERCOT	2	1	2	1

Total Commercial and Industrial	92	76	89	75

Total	1,826	1,879	1,860	1,904

	December 31,
	2007	2006
	(in thousands, metered locations)
Retail Customers:
Mass:
Residential:
Houston	1,016	1,095
Non-Houston	555	547
Small Business:
Houston	109	124
Non-Houston	38	33

Total Mass	1,718	1,799
Commercial and Industrial:
ERCOT (3)	91	75
Non-ERCOT	2	1

Total Commercial and Industrial	93	76

Total	1,811	1,875

(1)	Previously titled “adjusted retail gross margin” or “retail energy gross margin, excluding unrealized gains/losses on energy derivatives.”

(2)	Retail energy segment profit and loss measure.

(3)	Includes customers of the Texas General Land Office for whom we provide services.
Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2007.

Reliant Energy, Inc. and Subsidiaries
Wholesale Energy Data
(Unaudited)

	Three Months Ended December 31,				Twelve Months Ended December 31,
	2007		2006		2007		2006
	GWh	% Economic (1)	GWh	% Economic (1)	GWh	% Economic (1)	GWh	% Economic (1)
Economic Generation (2) (3):
PJM Coal	5,785.3	78%	5,919.1	80%	23,886.2	82%	23,541.9	81%
MISO Coal	1,811.9	65%	1,807.1	65%	7,998.3	73%	6,525.1	59%
PJM/MISO Gas	395.1	5%	60.8	1%	1,584.2	5%	1,011.1	4%
West	501.0	7%	221.5	3%	3,711.8	13%	2,833.3	11%
Other	30.5	3%	1,375.1	79%	3,802.2	48%	5,731.1	86%

Total	8,523.8	33%	9,383.6	38%	40,982.7	39%	39,642.5	39%

Commercial Capacity Factor (4):
PJM Coal	85.1%		87.7%		82.4%		82.9%
MISO Coal	80.5%		87.0%		69.0%		85.5%
PJM/MISO Gas	92.5%		85.5%		91.2%		91.9%
West	90.2%		99.7%		95.5%		86.1%
Other	97.0%		90.3%		91.9%		91.9%

Total	84.8%		88.2%		82.2%		85.1%

Generation (3):	GWh		GWh		GWh		GWh

PJM Coal	4,924.5		5,192.2		19,677.1		19,522.3
MISO Coal	1,458.9		1,572.6		5,518.0		5,577.7
PJM/MISO Gas	365.3		52.0		1,444.0		929.3
West	452.0		220.9		3,543.9		2,439.0
Other	29.6		1,241.2		3,493.6		5,268.8

Total	7,230.3		8,278.9		33,676.6		33,737.1

Open Energy Unit Margin ($/MWh) (5):
PJM Coal	$29.44		$22.15		$30.95		$27.15
MISO Coal	29.47		16.53		29.18		21.69
PJM/MISO Gas	32.85		19.23		34.63		47.35
West	NM (6)		NM (6)		5.64		4.92
Other	33.78		—		6.87		0.76

Weighted average total	$27.25		$16.79		$25.66		$21.07

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2007	2006	Change	2007	2006	Change
Open energy gross margin (7):	(in millions)			(in millions)
PJM Coal	$145	$115	$30	$609	$530	$79
MISO Coal	43	26	17	161	121	40
PJM/MISO Gas	12	1	11	50	44	6
West	(4)	(3)	(1)	20	12	8
Other	1	—	1	24	4	20

Total	197	139	58	864	711	153

Other margin (8):
PJM Coal	14	8	6	56	29	27
MISO Coal	3	1	2	14	8	6
PJM/MISO Gas	30	18	12	109	49	60
West	34	33	1	141	155	(14)
Other	7	31	(24)	63	111	(48)

Total	88	91	(3)	383	352	31

Open wholesale gross margin	285	230	55	1,247	1,063	184

Operation and maintenance	(150)	(141)	(9)	(639)	(599)	(40)
Bad debt expense	(1)	—	(1)	1	2	(1)

Open wholesale contribution margin	134	89	45	609	466	143

Historical and operational wholesale hedges
Power	(47)	(42)	(5)	(206)	(326)	120
Fuel	24	6	18	48	25	23
Tolling/Other	11	(5)	16	66	(75)	141

Total historical and operational wholesale hedges	(12)	(41)	29	(92)	(376)	284

Unrealized gains (losses) on energy derivatives	87	(32)	119	7	56	(49)

Total wholesale energy contribution margin, including historical and operational wholesale hedges and unrealized gains/losses on energy derivatives (9)	$209	$16	$193	$524	$146	$378

(1)	Represents economic generation (hours) divided by maximum generation hours (maximum plant capacity multiplied by 8,760 hours).

(2)	Estimated generation at 100% plant availability based on an hourly analysis of when it is economical to generate based on the price of power, fuel, emission allowances and variable operating costs.

(3)	Excludes generation related to power purchase agreements, including tolling agreements.

(4)	Generation divided by economic generation.

(5)	Represents open energy gross margin divided by generation volume.

(6)	NM is not meaningful.

(7)	Open energy gross margin is calculated using the power sales prices received by the plants less delivered spot fuel prices.

This figure excludes the effects of other margin, our historical and operational wholesale hedges and unrealized gains/losses on energy derivatives.

(8)	Other margin represents power purchase agreements, capacity payments, ancillary services revenues and selective commercial hedge strategies.

(9)	Wholesale energy segment profit and loss measure.
Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2007.

Reliant Energy, Inc. and Subsidiaries
PJM Coal and MISO Coal (1)
(Unaudited)

	Summer/Winter
	Average
	Capacity	Heat Rate	Q4 economic generation (GWh)		Q4 commercial capacity factor		Q4 generation (GWh)
Unit Name	(MW)	(MMBtu/MWh)	2007	2006	2007	2006	2007	2006

Cheswick	580	10.0	749.8	940.4	97.7%	82.3%	732.6	774.1
Conemaugh (2)	280	9.4	604.5	606.2	94.6%	96.4%	572.0	584.2
Elrama	465	11.3	588.1	771.5	70.4%	79.3%	414.1	611.6
Keystone (2)	282	9.5	597.6	592.1	84.8%	99.9%	507.0	591.4
Portland	400	9.8	668.4	600.9	90.9%	93.4%	607.4	561.0
Seward	521	9.6	1,110.0	1,077.3	97.1%	88.1%	1,078.0	949.0
Shawville (2)	566	10.3	1,075.2	1,027.6	64.2%	84.2%	690.6	865.3
Titus	246	10.8	391.7	303.1	82.4%	84.3%	322.8	255.6

PJM Coal Total	3,340		5,785.3	5,919.1	85.1%	87.7%	4,924.5	5,192.2

	Summer/Winter
	Average
	Capacity	Heat Rate	Q4 economic generation (GWh)		Q4 commercial capacity factor		Q4 generation (GWh)
Unit Name	(MW)	(MMBtu/MWh)	2007	2006	2007	2006	2007	2006

Avon Lake	721	9.3	1,037.7	1,069.1	85.1%	92.8%	882.6	992.4
New Castle	328	10.6	414.2	407.0	89.6%	94.9%	371.2	386.1
Niles	216	10.5	360.0	331.0	57.0%	58.6%	205.1	194.1

MISO Coal Total	1,265		1,811.9	1,807.1	80.5%	87.0%	1,458.9	1,572.6

	Summer/Winter
	Average
	Capacity	Heat Rate	Q4 YTD economic generation (GWh)		Q4 YTD commercial capacity factor		Q4 YTD generation (GWh)
Unit Name	(MW)	(MMBtu/MWh)	2007	2006	2007	2006	2007	2006

Cheswick	580	10.0	3,537.9	3,716.4	82.2%	75.8%	2,906.7	2,815.4
Conemaugh (2)	280	9.4	2,397.9	2,417.9	88.9%	97.2%	2,130.9	2,350.6
Elrama	465	11.3	2,882.9	2,975.9	68.5%	72.3%	1,976.0	2,151.9
Keystone (2)	282	9.5	2,386.2	2,351.1	85.8%	90.2%	2,046.5	2,121.4
Portland	400	9.8	2,713.7	2,472.6	82.8%	87.4%	2,247.8	2,161.5
Seward	521	9.6	4,305.5	4,351.0	82.4%	74.7%	3,547.9	3,251.2
Shawville (2)	566	10.3	4,137.1	3,986.1	83.5%	88.0%	3,454.2	3,508.5
Titus	246	10.8	1,525.0	1,270.9	89.6%	91.4%	1,367.1	1,161.8

PJM Coal Total	3,340		23,886.2	23,541.9	82.4%	82.9%	19,677.1	19,522.3

	Summer/Winter
	Average
	Capacity	Heat Rate	Q4 YTD economic generation (GWh)		Q4 YTD commercial capacity factor		Q4 YTD generation (GWh)
Unit Name	(MW)	(MMBtu/MWh)	2007	2006	2007	2006	2007	2006

Avon Lake	721	9.3	4,701.0	4,000.5	62.1%	88.7%	2,919.3	3,548.2
New Castle	328	10.6	1,856.4	1,374.0	77.4%	82.9%	1,437.2	1,138.6
Niles	216	10.5	1,440.9	1,150.6	80.6%	77.4%	1,161.5	890.9

MISO Coal Total	1,265		7,998.3	6,525.1	69.0%	85.5%	5,518.0	5,577.7

(1)	Unless otherwise indicated, the Company owns a 100% interest in each facility listed.

(2)	The Company leases a 100% interest in the Shawville facility, a 16.67% interest in the Keystone facility and a 16.45% interest in the Conemaugh facility under facility interest lease agreements, which expire in 2026, 2034 and 2034, respectively.
Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2007.

Reliant Energy, Inc. and Subsidiaries
PJM/MISO Gas (1)
(Unaudited)

	Summer/Winter
	Average
	Capacity	Heat Rate	Q4 economic generation (GWh)		Q4 commercial capacity factor		Q4 generation (GWh)
Unit Name	(MW)	(MMBtu/MWh)	2007	2006	2007	2006	2007	2006

Aurora (2)	942	10.5	5.1	3.6	68.6%	11.1%	3.5	0.4
Blossburg	23	14.6	7.2	0.1	98.6%	100.0%	7.1	0.1
Brunot Island	315	10.4	—	—	0.0%	0.0%	—	—
Gilbert	614	11.0	23.1	4.8	28.6%	75.0%	6.6	3.6
Glen Gardner	184	14.6	0.2	—	0.0%	0.0%	—	—
Hamilton	23	14.8	0.2	—	100.0%	0.0%	0.2	—
Hunterstown	71	14.8	0.1	0.2	100.0%	100.0%	0.1	0.2
Hunterstown CCGT	833	7.0	334.8	47.5	97.3%	96.8%	325.8	46.0
Mountain	47	14.3	4.2	1.7	92.9%	100.0%	3.9	1.7
Orrtanna	23	14.4	0.2	—	100.0%	0.0%	0.2	—
Portland	185	11.2	3.1	—	100.0%	0.0%	3.1	—
Sayreville	264	13.8	7.9	—	84.8%	0.0%	6.7	—
Shawnee	23	14.0	—	—	0.0%	0.0%	—	—
Shawville 5-7 (3)	6	10.2	—	—	0.0%	0.0%	—	—
Titus	35	17.4	—	—	0.0%	0.0%	—	—
Tolna	47	14.2	0.1	—	100.0%	0.0%	0.1	—
Werner	252	13.8	6.0	—	85.0%	0.0%	5.1	—
Warren	68	12.8	—	—	0.0%	0.0%	—	—
Shelby	356	9.8	2.9	2.9	100.0%	0.0%	2.9	—

PJM/MISO Gas Total	4,311		395.1	60.8	92.5%	85.5%	365.3	52.0

	Summer/Winter
	Average
	Capacity	Heat Rate	Q4 YTD economic generation (GWh)		Q4 YTD commercial capacity factor		Q4 YTD generation (GWh)
Unit Name	(MW)	(MMBtu/MWh)	2007	2006	2007	2006	2007	2006

Aurora (2)	942	10.5	56.2	48.7	83.6%	81.3%	47.0	39.6
Blossburg	23	14.6	13.0	1.9	100.0%	100.0%	13.0	1.9
Brunot Island	315	10.4	8.8	11.5	93.2%	98.3%	8.2	11.3
Gilbert	614	11.0	73.3	99.6	58.7%	61.0%	43.0	60.8
Glen Gardner	184	14.6	6.1	8.4	83.6%	97.6%	5.1	8.2
Hamilton	23	14.8	2.2	1.4	100.0%	100.0%	2.2	1.4
Hunterstown	71	14.8	7.7	4.3	97.4%	100.0%	7.5	4.3
Hunterstown CCGT	833	7.0	1,273.4	751.8	93.1%	97.0%	1,185.4	729.3
Mountain	47	14.3	17.0	11.0	98.8%	100.0%	16.8	11.0
Orrtanna	23	14.4	4.1	1.8	100.0%	94.4%	4.1	1.7
Portland	185	11.2	14.2	8.1	95.8%	85.2%	13.6	6.9
Sayreville	264	13.8	19.3	22.6	68.4%	90.3%	13.2	20.4
Shawnee	23	14.0	0.3	0.3	100.0%	100.0%	0.3	0.3
Shawville 5-7 (3)	6	10.2	—	—	0.0%	0.0%	—	—
Titus	35	17.4	—	—	0.0%	0.0%	—	—
Tolna	47	14.2	6.4	3.1	100.0%	100.0%	6.4	3.1
Werner	252	13.8	20.6	6.2	84.5%	98.4%	17.4	6.1
Warren	68	12.8	—	—	0.0%	0.0%	—	—
Shelby	356	9.8	61.6	30.4	98.7%	75.7%	60.8	23.0

PJM/MISO Gas Total	4,311		1,584.2	1,011.1	91.2%	91.9%	1,444.0	929.3

(1)	Unless otherwise indicated, the Company owns a 100% interest in each facility listed.

(2)	Excludes generation during periods the unit operated under power purchase agreements.

(3)	The Company leases a 100% interest in the Shawville facility under a facility interest lease agreement, which expires in 2026.
Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2007.

Reliant Energy, Inc. and Subsidiaries
West and Other (1)
(Unaudited)

	Summer/Winter
	Average
	Capacity	Heat Rate	Q4 economic generation (GWh)		Q4 commercial capacity factor		Q4 generation (GWh)
Unit Name	(MW)	(MMBtu/MWh)	2007	2006	2007	2006	2007	2006

Bighorn	598	7.2	—	—	0.0%	0.0%	—	—
Coolwater	622	10.1	174.0	187.5	96.7%	99.7%	168.2	186.9
Ellwood (2)	54	13.3	—	—	0.0%	0.0%	—	—
Etiwanda (2)	640	10.0	—	—	0.0%	0.0%	—	—
Mandalay (2)	560	10.9	129.6	34.0	66.7%	100.0%	86.4	34.0
Ormond Beach	1,516	9.6	197.4	—	100.0%	0.0%	197.4	—

West Total	3,990		501.0	221.5	90.2%	99.7%	452.0	220.9

	Summer/Winter
	Average
	Capacity	Heat Rate	Q4 economic generation (GWh)		Q4 commercial capacity factor		Q4 generation (GWh)
Unit Name	(MW)	(MMBtu/MWh)	2007	2006	2007	2006	2007	2006

Channelview (3)	830	6.1	—	1,375.1	0.0%	90.3%	—	1,241.2
Choctaw	800	7.0	10.5	—	91.4%	0.0%	9.6	—
Indian River (2)	587	10.5	—	—	0.0%	0.0%	—	—
Osceola (2)	470	11.0	20.0	—	100.0%	0.0%	20.0	—

Other Total	2,687		30.5	1,375.1	97.0%	90.3%	29.6	1,241.2

	Summer/Winter
	Average
	Capacity	Heat Rate	Q4 YTD economic generation (GWh)		Q4 YTD commercial capacity factor		Q4 YTD generation (GWh)
Unit Name	(MW)	(MMBtu/MWh)	2007	2006	2007	2006	2007	2006

Bighorn (2)	598	7.2	1,437.0	935.5	99.9%	99.5%	1,435.8	931.0
Coolwater	622	10.1	698.1	716.7	96.5%	96.1%	673.7	688.6
Ellwood (2)	54	13.3	—	0.1	0.0%	100.0%	—	0.1
Etiwanda (2)	640	10.0	—	—	0.0%	0.0%	—	—
Mandalay (2)	560	10.9	510.2	356.2	85.6%	97.2%	436.7	346.4
Ormond Beach	1,516	9.6	1,066.5	824.8	93.5%	57.3%	997.7	472.9

West Total	3,990		3,711.8	2,833.3	95.5%	86.1%	3,543.9	2,439.0

	Summer/Winter
	Average
	Capacity	Heat Rate	Q4 YTD economic generation (GWh)		Q4 YTD commercial capacity factor		Q4 YTD generation (GWh)
Unit Name	(MW)	(MMBtu/MWh)	2007	2006	2007	2006	2007	2006

Channelview (3)	830	6.1	3,520.1	5,721.3	93.2%	91.9%	3,282.3	5,259.0
Choctaw	800	7.0	261.1	—	72.9%	0.0%	190.3	—
Indian River (2)	587	10.5	—	—	0.0%	0.0%	—	—
Osceola (2)	470	11.0	21.0	9.8	100.0%	100.0%	21.0	9.8

Other Total	2,687		3,802.2	5,731.1	91.9%	91.9%	3,493.6	5,268.8

(1)	Unless otherwise indicated, the Company owns a 100% interest in each facility listed.

(2)	Excludes generation during periods the unit operated under power purchase agreements.

(3)	Channelview was deconsolidated on August 20, 2007.
Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2007.

Reliant Energy, Inc. and Subsidiaries
Gross Debt
(Unaudited)
(in millions)

December 31, 2007
Debt:
Senior secured revolver	$—
Senior secured notes	712
Senior unsecured notes	1,313
Convertible senior subordinated notes	2
Orion Power 12% notes (1)	428
PEDFA fixed-rate bonds for Seward plant	500
Channelview (2)	—
Retail working capital facility	—
Warrants	(1)
Other (3)	1

Total GAAP debt	2,955

REMA operating leases (off-balance sheet)	461

Gross Debt(4)	$3,416

(1)	Orion 12% notes include purchase accounting adjustments of $28 million.

(2)	Channelview was deconsolidated on August 20, 2007.

(3)	Other subsidiary debt.

(4)	Gross debt includes off-balance sheet REMA leases of $461 million.
Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2007.
FOR ADDITIONAL INQUIRIES PLEASE CONTACT:
Dennis Barber
(713) 497-3042